Exhibit 99.2

COMPANY PRESENTATION NASDAQ: STIM November 2025 Transforming Lives Through NeuroHealth

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2025, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. (“Greenbrook”) on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our revenue concentration among a small number of customers; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow breakeven in the fourth quarter of 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations.

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure.

Presenters 39+ years of experience Keith SullivanPresident & Chief Executive Officer 20+ years of experience Steven Pfanstiel EVP, Chief Financial Officer & Treasurer

STRONGER together Two of the nation’s largest mental health and device companies are now combined to create an organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions

A Diversified Business Model with Strategic Advantages from the Company’s Combined Expertise Neuronetics is now a vertically integrated organization providing greater access to mental health treatments through our collective expertise NeuroStar Market Leader in Transcranial Magnetic Stimulation (TMS) • Superior Clinical Results: Long-Term Relief for Depression • Widely Reimbursed • Proven Formula for Practice Success • Top Tier Training and Best Practices • Comprehensive Direct Sales and Support Team Greenbrook Mental Health Services Provider • Large Network of Clinics • Offer New Paradigms for Treating Depression • Established and Growing Network of Referring Physicians • Centralized, Scalable Business Infrastructure • Patient Focused Service

Stronger Commercial Footprint & Opportunity Together Greenbrook Locations: Operating 95 Treatment Clinics in 15 States Together, with Better Me Provider (BMP) practices… we have over 420 BMP clinics in 49 states

A Compelling Investment Opportunity Combines one of the U.S.’s most utilized therapeutic platforms for the treatment of MDD with one of the largest service providers to renew even more lives Large patient population best served by managing the therapeutic paradigm Multiple initiatives in place to drive accelerated growth across the organization Significant, realized cost reductions enable immediate operating leverage Transformed financial profile adds scale and supportive balance sheet Poised to deliver mid-teens revenue growth and expected to achieve profitability in near-term

Senior Leadership Management Team Board of Directors Keith Sullivan Cory Anderson Sara Grubbs Jeff Jones President & CEO SVP, Chief SVP, Chief SVP, Chief Technology Officer Revenue Officer of Operations Bill Leonard Andrew Macan Steven Pfanstiel Lisa Metzner-Rosas EVP, Chief EVP, GC & Chief EVP, Chief Financial SVP, Chief Clinic Officer Compliance Officer Officer & Treasurer Marketing Officer Rob Cascella Avinash Amin, MD Sheryl Conley Sasha Cucuz Board Chairman Glenn Muir Megan Keith Sullivan Rosengarten

Over 29 Million Lives Affected by Depression and OCD Total Available Market 29.3 million U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD Nearly 8 million patients are poorly served by antidepressant medication • Lack of Treatment Efficacy • Intolerable Side Effects Adult Depression (MDD) 21 million suffering1 6.4 million on medication1,2,3 Anxious Depression 53% of MDD patients have significant anxiety6 Adolescent Depression 4.3 million suffering4 1 million on medications5 New indication: 35% increase in addressable market OCD 4 million suffering7 235k on medication8 (1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. (2) Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. (3) Journal of Clinical Psychiatry, accessed 3/7/2022. (4) Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. (5) Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. (6) Kalin N, The Critical Relationship Between Anxiety and Depression, Am J Psychiatry 2020; 177:365–367; doi: 10.1176/appi.ajp.2020.20030305. (7) Harvard Medical School, 2007. National Comorbidity 03Nov25 Survey (NCSSC) 12:27 . (8) Definitive Health Page Diagnosis/Prescription 20 Data: 3/25/22.

Our Combined Company is Positioned to Capitalize on Innovations in the Mental Health Space Medication Management Interventional Patients Medical Medication Technology Psychotherapy

#1 Physician Recommended TMS We’re inspired every day by the opportunity to help people live more fulfilling lives Market Leader in TMS1 Over 7.9 million treatment sessions performed in over 216,000 patients Robust R&D Pipeline 3rd generation system. Largest clinical dataset in the world to drive new indications Dedicated to Practice Success Largest direct sales and customer support team in the industry to support over 1,100 U.S. offices1 Widely Reimbursed Dedicated to driving health policy to ensure broad U.S. reimbursement among commercial and government payors

Proven, Long-Term Relief for MDD1 Real-World Clinical Results for Patients with MDD2 Clinically Proven Durability through 12 Months1 (1) Dunner DL, et al. (2014). J Clin Psychiatry. 75(12):1394-1401. (2) Sackeim HA, et al. (2020) J. Affect. Disord. 277:65-74. Based on a real-world, retrospective study using CGI-S and a sample size of 615 patients.

NeuroStar
Advanced Therapy for Mental Health

# As the Market Leader, NeuroStar is Revolutionizing Mental Health with Industry's First Adolescent Indication

| | |
|---|---|
| **1st to Market** | NeuroStar is the first FDA-cleared TMS treatment for adolescent depression[1] |
| **1st Line Treatment** | For adolescents, NeuroStar can be used as an add-on treatment, without prior medication failures |

*As Seen In:*

Spectrum News 1, Forbes, Vogue, Fierce Biotech, Authority Magazine, Contemporary Pediatrics, Psychiatric Times, Medtech Insight (Citeline Commercial), MassDevice, abc Action News, WFTS Tampa Bay, Psychology Today

(1) FDA Clearance K231926.

Neuronetics
Company Confidential
14

Better Me Program (BMP) Transforms the Lives of More Patients Designed to lead the industry in the standards for patient care 420+ NeuroStar Clinics are in BMP Program 3x more patients treated in BMP vs. non-BMP1 *Clinical evidence demonstrates superior outcomes for patients who complete a course of NeuroStar therapy compared to those who do not complete treatment. However, the actual number of sessions performed is subject to the medical judgment of the prescribing physician. The number of treatment sessions performed is not a selection criteria for entry into the Better Me Guarantee Program and will not be used as a basis to remove a provider from the program. | 1. Data on file, Neuronetics, Inc.

With the 5-Standards, Better Me Practices are Quickly Addressing Interested Patients in Need 2x Faster from potential patient interest to MT 2023 (Pre-BMP) 96 days Q1 & Q2 2025 44 days All patient interest in Active BMP Local Consumable Offices; Jan 1, 2025 – Jun 30, 2025 vs. Jan 1-Dec 31, 2023

NeuroStar University Since NSU opened in Q3 2022, NSU attendees have started 38% more patients than non-attendees.* A 2-DAY COURSE HELD AT OUR STATE-OF-THE-ART TRAINING CENTER Practices learn how to achieve the best clinical outcomes and market their NeuroStar business, through a combination of instruction and peer to peer learning.

Partnering with Practices to Build Local Consumer Awareness1 – this one Co-Op Marketing: collaborative effort with practices to increase local patient awareness while sharing advertising costs +22% treatment session utilization*+19% in new MTs* Q3 2025 data from accounts who participated in Co-Op in the prior two consecutive quarters (Q1 2025 & 98237-003 03Nov25 12:27 Page 28 Q2 2025). Data on file, Neuronetics, Inc.

In March 2019, the FDA approved SPRAVATO® (esketamine) nasal spray, in conjunction with an oral antidepressant, for Treatment Resistant Depression in adults and in August 2020, the FDA added a second indication for depressive symptoms in adults with MDD with acute suicidal ideation or behavior SPRAVATO® fills the gap in the treatment paradigm between or before TMS and Electroconvulsive Therapy, providing for a complimentary treatment to TMS, effectively broadening Greenbrook offering to patients Delivered in a two-spray dispenser under supervision from a health care professional as patients self-administer Treatment consists of: Induction (8 treatments)—Twice a week for 4 weeks Taper (4 treatments)—Once a week for 4 weeks Maintenance—Once every one to two weeks for the next year We currently have a total of 82 Treatment Centers now offering SPRAVATO® and expect to have 89 Treatment Centers offering SPRAVATO by the end of Fiscal 2025 through an accelerated roll-out

Key Growth Initiatives for Network Clinics Focus on execution, profitable product diversification & expansion Identifying and Drive growth in 95 clinics through enhanced RAM clinic Educating Patients engagement, leveraging automated referral systems and optimized digital/DTC targeting Expanding the Fill the gap in treatment paradigm with SPRAVATO® Continuum of Care for expansion to all locations with Buy & Bill model that Patients increases treatment revenue Consistent Standardize operational excellence across our network Implementation of Best through comprehensive training, enhanced practice Operation Practices capabilities, and centralized services

Key Growth Initiatives for Customer Clinics Harnessing the power of our proven programs to help more patients in need Expand referral networks for 420+ BMP Clinics to Expand BMP Network increase patient flow, 100 additional sites committed to the program Patient Education Continued implementation of fully optimized digital/DTC investment benefitting patients and BMP practices Expanding Services to Centralized call center to help BMP providers manage Existing Customers patient inquires more efficiently (billing and contracts)

Comprehensive Direct Sales & Customer Support Team Experienced team dedicated to consistent growth and practice success

Comprehensive Direct Sales & Customer Support Team Experienced team dedicated to consistent growth and practice success Revenue $147M to $150M (+14% to +16% Adjusted Pro Forma YoY) 1 Prior Guidance of $149M—$155M2 Between 47% and 49%1 Gross Margin Prior Guidance of 48%—50%2 Operating Expenses $100M—$105M 2 Cash Flow Q4 Cash Flow from Operations: +$2M to -$2M1 Targeting Positive Cash Flow from Operations in Q4 20251

Financial Overview Neuronetics transforming lives through NeuroHealth

Worldwide Quarterly Revenue1 FY 2025 Guidance Revenue $147M to $150M (+14% to +16% Adjusted Pro Forma YoY) 1 Prior Guidance of $149M - $155M2 Between 47% and 49%1 Gross Margin Prior Guidance of 48% - 50%2 Operating Expenses $100M - $105M2 Cash Flow Q4 Cash Flow from Operations: +$2M to -$2M1 Targeting Positive Cash Flow from Operations in Q4 20251

Results of Operations1 ( thousands) $ in thousands) As of September 30, 2025 Cash and Cash Equivalents $27,971Restricted Cash $6,500

Financial Position Cash and Cash Equivalents $27, 971

Worldwide Quarterly Revenue1 Q3 2025 Revenue of $37.3M, an 11% increase from Q3 2024 (1) 2024 revenue is based on Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 29

Non-GAAP Pro Forma and Adjusted Pro Forma Revenue Information (Unaudited) ($ in thousands) The following table presents the Company’s pro forma operating results, giving effect to the acquisition of Greenbrook as if the transaction had occurred on January 1, 2024. These pro forma results are based on assumptions that management believes are reasonable under the circumstances. However, they are not necessarily indicative of the Company’s future performance. The pro forma financial information reflects the historical operating results of both the Company and Greenbrook, with all intercompany transactions eliminated. The Adjusted pro forma results further reflect eliminations related to the closure of certain clinics in 2024. The pro forma data does not include the impact of any potential synergies or cost-saving initiatives resulting from the acquisition: Q1-2024 Q2-2024 Q3-2024 Q4-2024 FY 2024 Neuronetics $17,417 16,450 18,530 18,048 $ 70,445 Greenbrook 18,012 20,408 19,072 18,004 75,496

Annual Revenue1 ($ in millions) Annual Revenue by Geography (1) 2024 is Adjusted Pro forma revenue, pro forma revenue adjusted for Greenbrook store closures, per slide 29

Supplemental Information Neuronetics, Inc.

U.S. NeuroStar Treatments1 (1) 2024 data represents pro-forma results, giving effect to the acquisition of Greenbrook as if the transaction occurred on January 1, 2024, and excludes Greenbrook

U.S. Clinic Appointments1 (1) 2024 data represents adjusted pro-forma results, giving effect to the acquisition of Greenbrook as if the transaction occurred on January 1, 2024, and adjusted to reflect

# Supplemental Financial and Operating Information[1]

($ in thousands)

| Revenue ($ thousands) | 2023 | | | | 2024 | | | | 2025 | | | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | FY |
| **Total U.S. NeuroStar Advanced Therapy System Revenues** | $3,850 | $4,489 | $3,597 | $4,524 | $3,310 | $4,000 | $4,108 | $3,849 | $2,846 | $3,484 | $3,508 | $15,267 |
| *YoY Change* | 6% | 2% | -9% | -2% | -14% | -11% | 14% | -15% | -14% | -13% | -15% | -7% |
| **Total U.S. Treatment Sessions Revenues** | $10,643 | $12,314 | $13,060 | $14,878 | $12,988 | $11,660 | $13,326 | $12,858 | $9,612 | $10,773 | $10,543 | $50,832 |
| *YoY Change* | 12% | 9% | 10% | 20% | 22% | -5% | 2% | -14% | -26% | -8% | -21% | 0% |
| **Total U.S. Clinic Revenues** | $0 | $0 | $0 | $0 | $0 | $0 | $0 | $4,445 | $18,659 | $23,024 | $21,808 | $4,445 |
| *YoY Change* | | | | | | | | na | na | na | na | na |
| **Total U.S. Other Revenues** | $471 | $486 | $554 | $470 | $495 | $470 | $488 | $490 | $366 | $375 | $389 | $1,943 |
| *YoY Change* | 16% | 7% | 24% | 5% | 5% | -3% | -12% | 4% | -26% | -20% | -20% | -2% |
| **Total U.S. Revenues** | $14,964 | $17,289 | $17,211 | $19,872 | $16,793 | $16,130 | $17,922 | $21,642 | $31,483 | $37,656 | $36,248 | $72,487 |
| *YoY Change* | 11% | 7% | 6% | 13% | 12% | -7% | 4% | 9% | 87% | 133% | 102% | 5% |
| **Total International Revenues** | $576 | $321 | $673 | $442 | $624 | $320 | $608 | $851 | $492 | $452 | $1,049 | $2,402 |
| *YoY Change* | -13% | 62% | 166% | -36% | 8% | 0% | -10% | 93% | -21% | 41% | 73% | 19% |
| **Total Revenues** | $15,540 | $17,610 | $17,884 | $20,314 | $17,417 | $16,450 | $18,530 | $22,493 | $31,975 | $38,108 | $37,297 | $74,890 |
| *YoY Change* | 10% | 8% | 8% | 12% | 12% | -7% | 4% | 11% | 84% | 132% | 101% | 5% |

| U.S. Operating and Financial Metrics | 2023 | | | | 2024 | | | | 2025 | | | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | FY |
| **Total NeuroStar Systems** | 49 | 54 | 43 | 58 | 40 | 49 | 48 | 47 | 31 | 41 | 40 | 184 |
| *YoY Change* | 7% | -8% | -14% | 0% | -18% | -9% | 12% | -19% | -23% | -16% | -17% | -10% |

(1) Actual results as reported and filed with the SEC for Neuronetics

Neuronetics

Company Confidential

34

Supplemental Financial and Operating Information1 2024 2025 2024 Revenue ($ thousands) Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY Total U.S. NeuroStar Advanced Therapy System Revenues $3,310 $4,000 $4,108 $3,849 $2,846 $3,484 $3,508 $15,267 YoY Change -14% -11% 14% -15% -14% -13% -15% -7% Total U.S. Treatment Sessions Revenues $10,228 $9,564 $11,106 $11,686 $9,612 $10,773 $10,543 $42,584 YoY Change -4% -22% -15% -21% -6% 13% -5% -16% Total U.S. Clinic Revenues $15,234 $18,004 $17,420 $17,165 $18,659 $23,024 $21,808 $67,823 YoY Change 22% 28% 25% n/a Total U.S. Other Revenues $371 $283 $316 $384 $366 $375 $389 $1,354 YoY Change -21% -42% -43% -18% -1% 33% 23% -32% Total U.S. Revenues $29,144 $31,850 $32,950 $33,084 $31,483 $37,656 $36,248 $127,027 YoY Change 95% 84% 91% 66% 8% 18% 10% 83% Total International Revenues $624 $320 $608 $851 $492 $452 $1,049 $2,402 YoY Change 8% 0% -10% 93% -21% 41% 73% 19% Total Revenues $29,767 $32,171 $33,558 $33,935 $31,975 $38,108 $37,297 $129,431 YoY Change 92% 83% 88% 67% 7% 18% 11% 81% 2024 2025 2024 U.S. Operating and Financial Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 FY Total NeuroStar Systems 40 49 48 47 31 41 40 184 YoY Change -32% -2% -17% -19% -23% -16% -17% -10%